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     NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)
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NEW ENGLAND FUNDS TRUST I
NEW ENGLAND FUNDS TRUST II

STATEMENT OF ADDITIONAL INFORMATION -- PART II

MAY 1, 1996

AS REVISED DECEMBER 18, 1996



         The following information applies generally to the funds listed below (the "Funds" and each a "Fund"). The Funds constitute all of the series of New England Funds Trust I and New England Funds Trust II (the "Trusts" and each a "Trust"), except for New England Star Worldwide Fund, a series of New England Funds Trust I, and Growth Fund of Israel, a series of New England Funds Trust II, each of which are described in separate Statements of Additional Information. In certain cases, the discussion applies to some but not all of the Funds. Certain data applicable to particular Funds is found in Part I of this Statement of Additional Information (the "Statement") as well as in the Prospectuses of the Funds dated May 1, 1996 (the "Prospectuses"). The following Funds are described in this Statement:

SERIES OF NEW ENGLAND FUNDS TRUST I

New England Capital Growth Fund                                   (the "Capital Growth Fund")
New England Balanced Fund                                         (the "Balanced Fund")
New England Growth Fund                                           (the "Growth Fund")
New England International Equity Fund                             (the "International Equity Fund")
New England Star Advisers Fund                                    (the "Star Advisers Fund")
New England Value Fund                                            (the "Value Fund")
New England Government Securities Fund                            (the "Government Securities Fund")
New England Strategic Income Fund                                 (the "Strategic Income Fund")
New England Bond Income Fund                                      (the "Bond Income Fund")
New England Municipal Income Fund                                 (the "Municipal Income Fund")
     (formerly named New England Tax Exempt Income Fund)

SERIES OF NEW ENGLAND FUND TRUST II

New England Growth Opportunities Fund                             (the "Growth Opportunities Fund")
New England Limited Term U.S. Government Fund                     (the "Limited Term U.S. Government Fund")
New England Adjustable Rate U.S. Government Fund                  (the "Adjustable Rate Fund")
New England High Income Fund                                      (the "High Income Fund")
New England Massachusetts Tax Free Income Fund                    (the "Massachusetts Fund")
New England Intermediate Term Tax Free Fund of California         (the "California Fund")
New England Intermediate Term Tax Free Fund of New York           (the "New York Fund")

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                       MISCELLANEOUS INVESTMENT PRACTICES

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         The following information relates to certain investment practices in which certain Funds may engage. The table below indicates which Funds may engage in each of these practices.

Practices                               Funds
---------                               -----

Loans of Portfolio Securities           Government Securities Fund
                                        Bond Income Fund
                                        Limited Term U.S. Government Fund
                                        High Income Fund
                                        Adjustable Rate Fund
                                        International Equity Fund
                                        Star Advisers Fund
                                        Strategic Income Fund

U.S. Government Securities              All Funds

When-Issued Securities                  Star Advisers Fund
                                        Government Securities Fund
                                        Bond Income Fund
                                        Municipal Income Fund
                                        High Income Fund
                                        Limited Term U.S. Government Fund
                                        California Fund
                                        Massachusetts Fund
                                        New York Fund
                                        Adjustable Rate Fund
                                        Strategic Income Fund

Repurchase Agreements                   All Funds

Zero Coupon Securities                  All Funds

Convertible Securities                  Value Fund
                                        Balanced Fund
                                        Growth Opportunities Fund
                                        High Income Fund
                                        International Equity Fund
                                        Capital Growth Fund
                                        Star Advisers Fund
                                        Strategic Income Fund
                                        Bond Income Fund

Tax Exempt Bonds                        Municipal Income Fund
                                        California Fund
                                        Massachusetts Fund
                                        New York Fund

State Tax Exempt Securities             California Fund
                                        Massachusetts Fund
                                        New York Fund

Futures, Options and Swap Contracts     Government Securities Fund
                                        Municipal Income Fund
                                        Limited Term U.S. Government Fund
                                        International Equity Fund
                                        Star Advisers Fund
                                        California Fund
                                        New York Fund
                                        Strategic Income Fund
                                        Bond Income Fund
                                        High Income Fund
                                        Massachusetts Fund
                                        Growth Opportunities Fund

Foreign Currency Transactions           International Equity Fund
                                        Balanced Fund
                                        Capital Growth Fund
                                        Value Fund
                                        Star Advisers Fund
                                        Strategic Income Fund
                                        Bond Income Fund

Loans of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to the market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction listed in Part I of this Statement. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the boards of trustees of the Trusts or persons acting pursuant to the direction of the boards.

         These transactions must by fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

U.S. Government Securities. The Fund may invest in some or all of the following U.S. Government securities:

* U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

* U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

* "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

* "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

* "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

         U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

When-Issued Securities. The Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e., on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account cash or U.S. Government securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from the then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Repurchase Agreements. The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement.

Zero Coupon Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Such securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Convertible Securities. The Fund may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

Tax Exempt Bonds. The Fund may invest in tax exempt bonds. Tax exempt bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which tax exempt bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. In addition, prior to the Tax Reform Act of 1986, certain debt obligations known as industrial development bonds could be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations are included within the term "tax exempt bonds" if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax. Interest on certain industrial development bonds used to fund the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax. The Tax Reform Act of 1986 eliminated some types of tax exempt industrial revenues bonds but retains others under the general category of "private activity bonds." The interest on so-called "private activity bonds" is exempt from ordinary federal income taxation but is treated as a tax preference item in computing a shareholder's alternative minimum tax liability, as noted in the Prospectus.

         The Fund may not be a desirable investment for "substantial users" of facilities financed by industrial development bonds or for "related persons" of substantial users.

         The two principal classifications of tax exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax exempt industrial development bonds and private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds is the responsibility of the corporate user (and any guarantor).

         Prices and yields on tax exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the tax exempt bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of tax exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded.

         The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Group ("Standard & Poor's" or "S&P") represent their opinions and are not absolute standards of quality. Tax exempt bonds with the same maturity, interest rate and rating may have different yields while tax exempt bonds of the same maturity and interest rate with different ratings may have the same yield.

         Obligations of issuers of tax exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their tax exempt bonds may be materially affected, or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax exempt bonds in the same manner.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of tax exempt securities for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

         All debt securities, including tax exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues. The ability of the Fund to invest in securities other than tax exempt bonds is limited by a requirement of the Code that at least 50% of the Fund's total assets be invested in tax exempt bonds at the end of each calendar quarter.

State Tax Exempt Securities. The Fund may invest in "State Tax Exempt Securities" which term refers to debt securities the interest from which is, in the opinion of bond counsel, exempt from federal income tax and State personal income taxes (other than the possible incidence of any alternative minimum taxes). State Tax Exempt Securities consist primarily of bonds of the Fund's named state, their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain State Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds and private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development and private activity bonds are used to finance the construction, equipment, repair or improvement of privately operated industrial or commercial facilities. Industrial development bonds and private activity bonds are included within the term "State Tax Exempt Securities" if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and State personal income taxes (other than the possible incidence of any alternative minimum taxes). The Fund may invest more than 25% of the value of its total assets in such bonds, but not more than 25% in bonds backed by non-governmental users in any one industry (see "Investment Restrictions" in Part I of this Statement). However, as described in the Fund's Prospectus, the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a fundamental policy of the Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than State Tax Exempt Securities, will normally not exceed 10% of the total amount of the Fund's income distributions.

         In addition, the term "State Tax Exempt Securities" includes debt obligations issued by other governmental entities (for example, U. S. territories) if such debt obligations generate interest income which is exempt from federal income tax and State personal income taxes (other than any alternative minimum taxes).

         There are, of course, variations in the quality of State Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

         The yields on State Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the State Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and Standard and Poor's represent their opinions as to the quality of the State Tax Exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, State Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while State Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of State Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's subadviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

         The Fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

         Securities in which the Fund may invest, including State Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the State legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their State Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable.

         The Fund's named state and certain of its cities and towns and public bodies have from time to time encountered financial difficulties which have adversely affected their respective credit standings and borrowing abilities. Such difficulties could, of course, affect outstanding obligations of such entities, including obligations held by the Fund.

Futures, Options and Swap Contracts

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and Standard & Poor's 500 Index futures trade in contracts equal to $500 multiplied by the Standard & Poor's 500 Index.

         When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or high grade liquid debt assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

         Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

         Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

OPTIONS. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

         An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

         A call option on a futures contract written by the Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by the Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade liquid obligations in a segregated account with its custodian.

         A put option on a futures contract written by the Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash, U.S. Treasury bills or other high-grade liquid debt obligations with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

         Closing a written call option will permit the Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated cash, U.S. Treasury bills or other high-grade liquid obligations used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

         The Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

         Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

         As an alternative to purchasing call and put options on index futures, the Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

         The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

         The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

         The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

         Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transactions costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

         The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         All call options written by the Fund on foreign currencies will be "covered." A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or high-grade liquid assets in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid high-grade obligations in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

SWAP CONTRACTS. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the Standard & Poor's Composite Index of 500 Stocks [the "S&P 500"]) or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash, U.S. Treasury bills or other high grade liquid obligations in amounts sufficient to satisfy its obligations under swap contracts.

RISKS. The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

         The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. For example, to the extent that the Municipal Income Fund enters into futures contracts on securities other than tax exempt bonds, the value of such futures may not vary in direct proportion to the value of tax exempt bonds that the Fund owns or intends to acquire, because of an imperfect correlation between the movement of taxable securities and tax exempt bonds. If the price of the futures contract moves more than the price of the hedged security, the relevant Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

         The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

         Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

         Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

         An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the International Equity Fund purchases foreign stock index futures.

         The successful use of transactions in futures and options depends in part on the ability of a Fund's adviser or subadviser(s) to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

         Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

OVER-THE-COUNTER OPTIONS. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

         The staff of the Securities and Exchange Commission (the "SEC") has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities for purposes of the investment restrictions prohibiting the Government Securities Fund from investing more than 15% of its net assets in illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by the Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount at which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although Back Bay Advisors, L.P. ("Back Bay Advisors"), the Government Securities Fund's subadviser, does not believe that over-the-counter options on U.S. Government securities are generally illiquid, the Fund has agreed that pending resolution of this issue it will conducts its operations in conformity with the views of the SEC staff on such matters.

         Back Bay Advisors has established standards for the creditworthiness of the primary dealers with which the Government Securities Fund may enter into over-the-counter option contracts having the formula-price feature referred to above. Those standards, as modified from time to time, are implemented and monitored by Back Bay Advisors. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the securities and the exercise price of the option if the option is written out-of-the-money. Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written, and therefore the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

ECONOMIC EFFECTS AND LIMITATIONS. Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the Municipal Income Fund is required to use taxable fixed-income securities as margin, the portion of the Fund's dividends that is taxable to shareholders will be larger than if that Fund is permitted to use tax exempt bonds for that purpose.

         The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

FUTURE DEVELOPMENTS. The above discussion relates to the Fund's proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, the Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

FOREIGN CURRENCY HEDGING TRANSACTIONS. To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund will maintain cash or high-quality debt obligations in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Options and Futures" above.

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE TRUSTS

--------------------------------------------------------------------------------

Trustees

         Trustees of the Trusts and their ages (in parentheses), addresses and principal occupations during the past five years are as follows:

GRAHAM T. ALLISON, JR.--Trustee (56); 79 John F. Kennedy Street, Cambridge, MA
     02138; Douglas Dillon Professor and Director for the Center of Science and International Affairs, John F. Kennedy School of Government; Special Advisor to the United States Secretary of Defense; formerly, Assistant Secretary of Defense; formerly, Dean, John F. Kennedy School of Government.

DANIEL M. CAIN - Trustee (51); 452 Fifth Avenue, New York, NY 10018; President and CEO, Cain Brothers & Company, Incorporated (investment banking); Trustee, Universal Health Realty Income Trust (REIT); Chairman, Inter Fish, Inc. (an aqua culture venture in Barbados).

KENNETH J. COWAN -- Trustee (63); One Beach Drive, S.E. #2103, St. Petersburg,
     Florida 33701; Retired; formerly, Senior Vice President-Finance and Chief Financial Officer, Blue Cross of Massachusetts, Inc. and Blue Shield of Massachusetts, Inc.; formerly, Director, Neworld Bank for Savings and Neworld Bancorp.

RICHARD DARMAN - Trustee (52); 1001 Pennsylvania Avenue, N.W., Washington, D.C.
     20004; Partner and Managing Director, The Carlyle Group (investments); Trustee, Council for Excellence in Government (not-for-profit); Director, Frontier Ventures (personal investment); Director, Highway Master Communications (mobile communications); Managing Partner, Little Falls Partners (family investment); Director, Sequana Therapeutics (biotechnology/genomics); Director, Telcom Ventures (telecommunications); formerly, Director of the U.S. Office of Management and Budget and a member of President Bush's Cabinet.

SANDRA O. MOOSE -- Trustee (54); 135 E. 57th Street, New York, NY 10022; Senior
     Vice President and Director, The Boston Consulting Group, Inc. (management consulting); Director, GTE Corporation and Rohm and Haas Company (specialty chemicals).

HENRY L.P. SCHMELZER* -- Trustee and President (52); President, Chief Executive
     Officer and Director, NEF Corporation; President and Chief Executive Officer, New England Funds, L.P.; President and Chief Executive Officer, New England Funds Management, L.P. ("NEFM"); Director, Back Bay Advisors, Inc. ("BBAI"); formerly, Director, New England Securities Corporation ("New England Securities").

JOHN A. SHANE -- Trustee (62); 300 Unicorn Park Drive, Woburn, Massachusetts
     01801; President, Palmer Service Corporation (venture capital organization); General Partner, The Palmer Organization and Palmer Partners L.P.; Director, Arch Communications Group, Inc. (paging service); Director, Dowden Publishing Company, Inc. (publishers of medial magazines); Director, Eastern Bank Corporation; Director, Gensym Corporation (expert system software); Director, Overland Data, Inc. (manufacturer of computer tape drives); Director, Summa Four, Inc. (manufacturer of telephone switching equipment); Director, United Asset Management Corporation (holding company for institutional money management); formerly, Director, Abt Associates, Inc. (consulting firm); formerly, Director, Aviv Corporation (manufacturer of controllers); formerly, Director, Banyan Systems, Inc. (manufacturer of network software); formerly, Director, Cerjac Inc. (manufacturer of telephone testing equipment).

PETER S. VOSS* -- Chairman of the Board, Chief Executive Officer and Trustee
     (49); President and Chief Executive Officer, New England Investment Companies, L.P. ("NEIC"); Director, President and Chief Executive Officer, New England Investment Companies, Inc. ("NEIC Inc."); Chairman of the Board and Director, NEF Corporation; Chairman of the Board and Director, BBAI; Director, New England Mutual Life Insurance Company ("The New England"); formerly, Group Executive Vice President, Bank of America (Los Angeles); formerly, Group Head of International Banking, Trading and Securities, Security Pacific National Bank and Chief Executive Officer, Security Pacific Investment Group.

PENDLETON P. WHITE -- Trustee (64); 6 Breckenridge Lane, Savannah, Georgia
     31411; Retired; formerly, President and Chairman of the Executive Committee, Studwell Associates (executive search consultants); formerly, Trustee, The Faulkner Corporation (community hospital corporation).

Officers

         Officers of the Trusts, in addition to Messrs. Schmelzer and Voss, and their ages (in parentheses) and principal occupations during the past five years are as follows:

BRUCE R. SPECA -- Vice President (40); Executive Vice President, NEF
     Corporation; Executive Vice President, New England Funds, L.P.; Executive Vice President, NEFM.

FRANK NESVET -- Treasurer (52); Senior Vice President and Chief Financial
     Officer, NEF Corporation ; Senior Vice President and Chief Financial Officer, New England Funds, L.P.; Senior Vice President and Chief Financial Officer, NEFM; formerly, Executive Vice President, SuperShare Services Corporation (mutual fund and unit investment trust sponsor).

ROBERT P. CONNOLLY -- Secretary and Clerk (42); Senior Vice President and
     General Counsel, NEF Corporation; Senior Vice President and General Counsel, New England Funds, L.P.; Senior Vice President and General Counsel, NEFM; formerly, Managing Director and General Counsel, Kroll Associates, Inc. (business consulting company); formerly, Managing Director and General Counsel, Equitable Capital Management Corporation.

         Each person listed above holds the same position(s) with both Trusts. Previous positions during the past five years with The New England, New England Funds, L.P. or NEFM are omitted, if not materially different from a trustee's or officer's current position with such entity. Each of the Trusts' trustees is also a director or trustee of certain other investment companies for which New England Funds, L.P. acts as principal underwriter and Back Bay Advisors acts as investment adviser. Except as indicated above, the address of each trustee and officer of the Trusts is 399 Boylston Street, Boston, Massachusetts 02116.



--------
* Trustee deemed an "interested person" of the Trusts, as defined in the Investment Company Act of 1940 (the "1940 Act").

Trustee Fees

         The Trusts pay no compensation to their officers or to their trustees who are interested persons thereof.

         Each Trustee who is not an interested person of the Trusts receives, in the aggregate for serving on the boards of the Trusts and New England Cash Management Trust and New England Tax Exempt Money Market Trust (all four trusts collectively, the "New England Funds Trusts"), comprising a total of 22 mutual fund portfolios, a retainer fee at the annual rate of $40,000 and meeting attendance fees of $2,500 for each meeting of the boards he or she attends and $1,500 for each meeting he or she attends of a committee of the board of which he or she is a member. Each committee chairman receives an additional retainer fee at the annual rate of $2,500. These fees are allocated among the Funds and the five other mutual fund portfolios in the New England Funds Trusts based on a formula that takes into account, among other factors, the net assets of each fund.

         During the fiscal year ended December 31, 1995, the persons who were then trustees of the Trusts received the amounts set forth in the following table for serving as a trustee of the Trusts and for also serving on the governing boards of the other New England Funds Trusts, New England Zenith Fund ("Zenith") and New England Variable Annuity Fund I ("NEVA"), comprising as of April 15, 1996 a total of 37 mutual fund portfolios (not all of which were in existence during all of 1995).

                                                                            Pension or                             Total
                                       Aggregate           Aggregate        Retirement                         Compensation
                                      Compensation       Compensation        Benefits                            from the
                                          from               from           Accrued as      Estimated        New England Fund
                                      New England         New England      Part of Fund       Annual          Trusts, Zenith
                                     Funds Trust I       Funds Trust II      Expenses      Benefits Upon         and NEVA
         Name of Trustee                in 1995             in 1995          in 1995        Retirement           in 1995
       ------------------              ---------           ---------         -------         -------           -----------
Graham T. Allison, Jr. (a)              $26,800             $16,000             $0              $0               $50,000
Daniel M. Cain (b)                      $     0             $     0             $0              $0               $     0
Kenneth J. Cowan                        $32,991             $19,784             $0              $0               $69,291
Richard Darman (b)                      $     0             $     0             $0              $0               $     0
Joseph M. Hinchey (c)                   $ 7,051             $ 4,079             $0              $0               $50,125
Richard S. Humphrey, Jr. (c)            $ 7,051             $ 4,079             $0              $0               $48,167
Robert B. Kittredge (c)                 $ 6,634             $ 3,787             $0              $0               $78,667 (e)
Laurens MacLure (c)                     $ 6,692             $ 3,828             $0              $0               $81,500 (e)
Sandra O. Moose                         $26,943             $15,550             $0              $0               $56,250
James H. Scott (d)                      $27,984             $16,279             $0              $0               $59,000
John A. Shane                           $30,318             $17,912             $0              $0               $63,000
Joseph F. Turley (c)                    $ 7,051             $ 4,079             $0              $0               $48,167
Pendleton P. White                      $30,318             $17,912             $0              $0               $63,000

(a)  Became a trustee of the Trusts effective April 1, 1995.
(b)  Became a trustee of the Trusts effective February 23, 1996.
(c)  Resigned as a trustee of the Trusts effective May 1, 1995.
(d)  Resigned as a trustee of the Trusts effective March 5, 1996.
(e)  Also includes compensation paid by the 5 CGM Funds, a group of mutual funds for which Capital Growth Management Limited
     Partnership ("CGM"), the investment adviser of the Growth Fund, Zenith's Capital Growth Series and NEVA, serves as investment adviser.

         The Funds provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in each Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

        At April 15, 1996, the officers and trustees of each Trust as a group owned less than 1% of the outstanding shares of each Fund.

Advisory and Subadvisory Agreements

         Each Fund's advisory agreement between the Fund and NEFM (between the Fund and CGM, in the case of the Growth Fund) provides that the adviser (NEFM or
CGM) will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

         Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' independent trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies. Each Fund (except the Growth Fund) also pays NEFM for certain legal and accounting services provided to the Fund by NEFM.

         Under each Fund's advisory agreement, if the total ordinary business expenses of the Fund or the applicable Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or Trust are qualified for sale, the Fund's adviser shall pay such excess. At present, the most restrictive state annual expense limitation is 2 1/2% of the average annual net assets up to $30 million, 2% of the next $70 million and 1 1/2% of such assets in excess of $100 million. The adviser will not be required to reduce its fee or pay such expenses to an extent or under circumstances which might result in the Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the relevant advisory agreement and excludes brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses. This means that the distribution fees payable to New England Funds, L.P. under each Fund's Distribution Agreement and the Distribution Plans would be excluded from "expenses."

         Each Fund's advisory agreement and (except in the case of the Growth
Fund) each Fund's subadvisory agreement between NEFM and the subadviser that manages the Fund (or, in the case of the Star Advisers Fund, each subadvisory agreement between NEFM and the subadviser that manages a segment of the Fund's portfolio) provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the board of trustees of the relevant Trust by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the trustees who are not "interested persons" of the relevant Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory or subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the trustees of the relevant Trust who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each advisory and subadvisory agreement may be terminated without penalty by vote of the relevant Trust's board of trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment. Each subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminated upon termination of the related advisory agreement. In addition, each advisory agreement will automatically terminate if the Trust or the Fund shall at any time be required by the Distributor to eliminate all reference to the words "New England" or the letters "TNE" in the name of the relevant Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the trustees who are not interested persons of the relevant Trust or the Fund's adviser or subadviser.

         Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         NEFM, formed in 1995, is a limited partnership whose sole general partner, NEF Corporation, is a wholly-owned subsidiary of NEIC Holdings, Inc. ("NEIC Holdings"), which is a wholly-owned subsidiary of NEIC. NEF Corporation is also the sole general partner of New England Funds, L.P., the distributor of the Funds. NEIC owns the entire limited partnership interest in each of NEFM and New England Funds, L.P.

         NEIC's sole general partner, MetLife New England Holdings, Inc., is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which owns a majority limited partnership interest in NEIC. NEIC and its twelve subsidiary or affiliated asset management firms, collectively, have more than $87 billion of assets under management or administration.

         Back Bay Advisors, formed in 1986, is a limited partnership whose sole general partner, BBAI, is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Back Bay Advisors. Back Bay Advisors provides investment management services to institutional clients, including other registered investment companies and accounts of The New England and its affiliates. Back Bay Advisors specializes in fixed-income management and currently manages over $6 billion in total assets.

         Loomis, Sayles & Company, L.P. ("Loomis Sayles") was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Funds' portfolios. Loomis Sayles provides investment advice to numerous other institutional and individual clients. These clients include some accounts of The New England and its affiliates ("New England Accounts"). Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Loomis Sayles.

         CGM is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation owned in equal shares by Robert L. Kemp and G. Kenneth Heebner. NEIC owns a majority limited partnership interest in CGM. Prior to March 1, 1990, the Growth Fund was managed by Loomis Sayles' Capital Growth Management Division. On March 1, 1990, Loomis Sayles reorganized its Capital Growth Management Division into CGM. In addition to advising the Growth Fund, CGM acts as investment adviser of CGM Capital Development Fund, CGM Trust, NEVA and Zenith's Capital Growth Series. CGM also provides investment advice to other institutional and individual clients.

         Westpeak Investment Advisors, L.P. ("Westpeak"), organized in 1991, provides investment management services to institutional clients, including accounts of The New England and its affiliates. Westpeak is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Westpeak.

         Draycott Partners, Ltd. ("Draycott"), formed in 1991, provides investment management services to institutional clients, including separate accounts of The New England. Draycott was a wholly-owned subsidiary of NEIC until December 29, 1995, when NEIC sold Draycott to Cursitor Holdings Limited ("Cursitor"), an international investment management firm. Effective February 29, 1996, Cursitor Alliance LLC, a newly formed Delaware limited liability company, acquired the stock of Cursitor. Cursitor Alliance LLC is owned (directly and indirectly) 93% by Alliance Capital Management L.P. and 7% by an entity owned by the principals of Cursitor. At February 29, 1996, Cursitor Alliance LLC had approximately $17 billion in assets under management. Alliance Capital Management Corporation ("ACMC") is the sole general partner of, and the owner of a 1% general partnership interest in, Alliance Capital. ACMC is an indirect, wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("The Equitable"), which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. As of February 29, 1996, The Equitable owned, directly and indirectly, approximately 59% of the outstanding limited partnership interest in Alliance Capital.

         Berger Associates, Inc. ("Berger") serves as investment adviser to the mutual funds in the Berger Funds' group and to pension and profit-sharing plans and other institutional and private investors. Kansas City Southern Industries, Inc. ("KCSI") a publicly-traded holding company, owns approximately 80% of the stock of Berger.

         Founders Asset Management, Inc. ("Founders") was organized in 1938. It serves as investment adviser to the Founders mutual funds as well as to private accounts. Bjorn K. Borgen, Chief Executive Officer of Founders, owns all of the stock of Founders.

         Janus Capital Corporation ("Janus Capital") serves as investment adviser to the Janus mutual funds and to other mutual funds, individual, charitable, corporate and retirement accounts. KCSI owns approximately 83% of the outstanding voting stock of Janus Capital. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI, selects a majority of Janus Capital's board.

         Certain officers and employees of Back Bay Advisors have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Back Bay Advisors) that may invest in securities in which the Funds may invest. Where Back Bay Advisors determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Back Bay Advisors to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Back Bay Advisors will allocate an investment purchase opportunity based on the relative time the competing accounts have had funds available for investment, and the relative amounts of available funds, and will allocate an investment sale opportunity based on relative cash requirements and the time the competing accounts have had investments available for sale. It is Back Bay Advisors' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the Funds for which Back Bay Advisors acts as subadviser to participate in larger volume transactions in this manner will in some cases produce better executions for the Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. The trustees are of the view that the benefits of retaining Back Bay Advisors as investment manager outweigh the disadvantages, if any, that might result from participating in such transactions.

         Certain officers of Loomis Sayles have responsibility for the management of other client portfolios. The Pasadena office of Loomis Sayles buys and sells portfolio securities for the Value and Balanced Funds, the Chicago office buys and sells portfolio securities for the Capital Growth Fund, the Detroit office buys and sells portfolio securities for the segment of the Star Advisers Fund's portfolio that is advised by Loomis Sayles and the Boston office buys and sells portfolio securities for the Strategic Income Fund. These offices buy and sell securities independently of one another. The other investment companies and clients served by Loomis Sayles sometimes invest in securities in which the Capital Growth, Value, Balanced and Star Advisers Funds also invest. If one of these Funds and such other clients advised by the same office of Loomis Sayles desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as subadviser for the Strategic Income, Capital Growth, Value, Balanced and Star Advisers Funds outweighs the disadvantages, if any, which might result from these practices.

         Certain officers and employees of Draycott have responsibility for portfolio management for other clients (including affiliates of Draycott), some of which may invest in securities in which the International Equity Fund also may invest. When the Fund and other clients desire to purchase or sell the same security at or about the same time, purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for the Fund. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of the trustees that the desirability of retaining Draycott as subadviser to the Fund outweighs the disadvantages, if any, which might result from such procedure.

         In addition to managing a segment of the Star Advisers Fund's portfolio, Berger serves as investment adviser or subadviser to other mutual funds, pension and profit-sharing plans, and other institutional and private investors. At times, Berger may effect purchases and sales of the same investment securities for the Fund, and for one or more other investment accounts. In such cases, it will be the practice of Berger to allocate the purchase and sale transactions among the Fund and the accounts in such manner as it deems equitable. In making such allocation, the main factors to be considered are the respective investment objectives of the Fund and the accounts, the relative size of portfolio holdings of the same or comparable securities, the current availability of cash for investment by the Fund and each account, the size of investment commitments generally held by the Fund and each account, and the opinions of the persons at Berger responsible for selecting investments for the Fund and the accounts. It is the opinion of the trustees that the desirability of retaining Berger as a subadviser to the Fund outweighs the disadvantages, if any, which might result from these procedures.

         The segment of the Star Advisers Fund managed by Founders and one or more of the other mutual funds or clients to which Founders serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for the segment of the Fund advised by Founders and other funds or clients advised by Founders arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases. It is the opinion of the trustees that the desirability of retaining Founders as a subadviser to the Fund outweighs the disadvantages, if any, which might result from these procedures.

         Janus Capital performs investment advisory services for other mutual funds, individual, charitable, corporate and retirement accounts (the "private accounts"), as well as for a segment of the portfolio of the Fund. Although the overall investment objective of the Fund may differ from the objectives of the private accounts and other funds served by Janus Capital, there may be securities that are suitable for the portfolio of the Fund as well as for one or more of the other funds or the private accounts. Therefore, purchases and sales of the same investment securities may be recommended for the Fund and for one or more of the other funds or private accounts. To the extent that the Fund and one or more of the other funds or private accounts seek to acquire or sell the same security at the same time, either the price obtained by the Fund or the amount of securities that may be purchased or sold by the Fund at one time may be adversely affected. In such cases, the purchase and sale transactions are allocated among the Fund, the other funds and the private accounts in a manner believed by the management of Janus Capital to be equitable to each. It is the opinion of the trustees that the desirability of retaining Janus Capital as a subadviser to the Fund outweighs the disadvantages, if any, which might result from these procedures.

         Certain officers of Westpeak have responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities in which the Growth Opportunities Fund also may invest. When the Fund and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for the Fund. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of the trustees of the Fund that the desirability of retaining Westpeak as subadviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

         Distribution Agreements and Rule 12b-1 Plans. Under a separate agreement with each Fund, New England Funds, L.P. serves as the general distributor of each class of shares of the Funds. Under these agreements, New England Funds, L.P. is not obligated to sell a specific number of shares. New England Funds, L.P. bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and the distribution of Prospectuses to existing shareholders.

         New England Funds, L.P. is compensated under each agreement through receipt of the sales charges on Class A shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds the service and distribution fees described in the Prospectus.

         As described in the Prospectuses, each Fund has adopted Rule 12b-1 plans (the "Plans") for its Class A, Class B and Class C shares which, among other things, permit it to pay the Fund's distributor (currently New England Funds, L.P.) monthly fees out of its net assets. Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the board of trustees, including a majority of the trustees who are not interested persons of the relevant Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees").

         Each Plan may be terminated by vote of a majority of the relevant Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trusts' trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are not interested persons of the relevant Trust shall be committed to the discretion of such disinterested persons.

         New England Funds, L.P. has entered into selling agreements with investment dealers, including New England Securities, an affiliate of New England Funds, L.P., for the sale of the Funds' shares. New England Securities is registered as a broker-dealer under the Securities Exchange Act of 1934. New England Funds, L.P. may at its expense pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of New England Securities who are also employees of New England Investment Associates, Inc. ("NEIA"), an indirect, wholly-owned subsidiary of NEIC. NEIA may receive compensation from each Fund's adviser or subadviser with respect to sales of Class Y shares.

         The Distribution Agreement for any Fund may be terminated at any time on 60 days' written notice without payment of any penalty by New England Funds, L.P. or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the relevant Independent Trustees.

         The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the relevant Independent Trustees and
(ii) by the vote of a majority of the entire board of trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

         With the exception of New England Funds, L.P., New England Securities and their direct and indirect corporate parents (NEIC and The New England), no interested person of the Trusts nor any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement.

         Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention,
(3) enhanced bargaining position with third party service providers and economies of scale arising from having higher asset levels and (4) portfolio management opportunities arising from having an enhanced positive cash flow.

         New England Funds, L.P. controls the words "New England" in the names of the Trusts and the Funds and if it should cease to be the distributor, New England Funds Trust I, New England Funds Trust II or the affected Fund may be required to change their names and delete these words or letters. New England Funds, L.P. also acts as general distributor for New England Cash Management Trust and New England Tax Exempt Money Market Trust.

         During the year ended December 31, 1993, New England Funds, L.P. received commissions on the sale of the Class A shares of New England Funds Trust I aggregating $12,478,105, of which $1,428,524 was retained by New England Funds, L.P. During the years ended December 31, 1994 and 1995, New England Funds, L.P. received commissions on the sale of shares of New England Funds Trust I aggregating $9,569,312 and $8,779,918, respectively, of which $8,290,120 and $7,706,937, respectively, was allowed to other securities dealers and the balanced retained by New England Funds, L.P. See "Other Arrangements" for information about amounts received by New England Funds, L.P. from New England Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to New England Funds Trust I.

         During the years ended December 31, 1993, 1994 and 1995, New England Funds, L.P. received commissions on the sale of the Class A shares of New England Funds Trust II aggregating $5,970,295, $2,071,744 and $1,913,291, respectively, of which $573,825, $1,780,651 and $1,752,050, respectively, were reallowed to other securities dealers and the balance retained by New England Funds, L.P. See "Other Arrangements" for information about amounts received by New England Funds, L.P. from Back Bay Advisors or the Funds directly for providing certain administrative services relating to New England Funds Trust II.

         Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trusts' custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

         Independent Accountants. New England Funds Trust I's and the Growth Fund of Israel series of New England Funds Trust II's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. New England Funds Trust II's (except the Growth Fund of Israel series, which is described in a separate Statement of Additional Information) independent accountants are Coopers & Lybrand LLP, One Post Office Square, Boston, Massachusetts 02109. The independent accountants of each Trust conduct an annual audit of that Trust's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trusts as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectuses, and financial statements contained in the Funds' annual reports for the year ended December 31, 1995 and incorporated by reference into this statement, have been so included in reliance on the reports of each Trusts' independent accountants, given on the authority of such firms as experts in auditing and accounting.

Other Arrangements

         Prior to January 2, 1996, office space, facilities, equipment and certain other administrative services for the Funds in New England Funds Trust I (except the International Equity, Capital Growth and Star Advisers Funds) were furnished by New England Securities, an affiliate of New England Funds, L.P., under service agreements with CGM, Loomis Sayles or Back Bay Advisors. In the case of the Growth Fund, New England Securities continues to provide such services under its service agreement with CGM. For the years ended December 31, 1994 and 1995, New England Securities received $2,261,375 and $3,357,556, respectively, from the Fund's advisers under these agreements. In the case of the Capital Growth Fund, New England Funds, L.P. provided similar services under a service agreement with Loomis Sayles. For the years ended December 31, 1994 and 1995, New England Funds, L.P. received $278,333 and $323,029, respectively, from Loomis Sayles under this agreement. In the case of the Star Advisers Fund, New England Funds, L.P. provided similar services under a service agreement with NEIC. For the years ended December 31, 1994 and 1995, New England Funds, L.P. received $269,302 and $1,715,899, respectively, from NEIC under this agreement. In the case of the International Equity Fund, New England Funds, L.P. provided similar services prior to December 29, 1995 under an administrative services agreement with the Fund under which the International Equity Fund paid a fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A, Class B and Class C shares and 0.05% of such assets attributable to the Fund's Class Y shares. For the fiscal years ended December 31, 1994 and 1995, New England Funds, L.P. received $167,715 and $192,366, respectively, from the International Equity Fund for these services. Class C shares did not commence operations until January 3, 1995.

         Prior to January 2, 1996, New England Funds, L.P. provided similar services for the Growth Opportunities, Limited Term U.S. Government, Massachusetts and High Income Funds under an agreement with Back Bay Advisors. For the years ended December 31, 1994 and 1995, New England Funds, L.P. received $676,787 and $1,511,359, respectively, from Back Bay Advisors under this agreement. In the case of the Adjustable Rate Fund, New England Funds, L.P. provided similar services under an Administrative Services Agreement with the Fund, under which the Fund paid a fee at the annual rate of 0.15% of the first $200 million of the Fund's average daily net assets, 0.135% of the next $300 million of such assets and 0.12% of such assets in excess of $500 million. For the years ended December 31, 1994 and 1995, New England Funds, L.P. received $382,335 and $334,777, respectively, from the Adjustable Rate Fund for these services. In the case of the California and New York Funds, New England Funds, L.P. provided similar services under Administrative Services Agreements with the Funds under which the Funds paid a fee at the rate of 0.125% of each Fund's average daily net assets. For the year ended December 31, 1994, New England Funds, L.P. waived its fees of $49,097 and $25,557 for these services for the California and New York Funds, respectively, and for the year ended December 31, 1995, New England Funds, L.P. waived its fees of $46,879 and $22,124 for these services from the California and New York Funds, respectively.

         Pursuant to a contract between the Funds and New England Funds, L.P., New England Funds, L.P. acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. The Funds pay per-account fees to New England Funds, L.P. for these services in the amount of $17.25 for the Balanced Fund, Growth Fund, Capital Growth Fund, Value Fund, International Equity Fund, Star Advisers Fund, Growth Opportunities Fund and Strategic Income Fund; and $15.45 for the High Income Fund, Massachusetts Tax Free Income Fund, Limited Term U.S. Government Fund, Adjustable Rate Fund, Intermediate Term Tax Free Fund of California, Intermediate Term Tax Free Fund of New York, Bond Income Fund, Municipal Income Fund and Government Securities Fund. New England Funds, L.P. has subcontracted with State Street Bank for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS") transaction processing, mail and other services. For these services, New England Funds, L.P. pays BFDS a per account fee of $0.95 for the Intermediate Term Tax Free Fund of California, Intermediate Term Tax Free Fund of New York, Bond Income Fund, Municipal Income Fund, Adjustable Rate Fund, Government Securities Fund and Strategic Income Fund; $0.87 for Massachusetts Tax Free Income Fund, High Income Fund and Limited Term U.S. Government Fund; $0.78 for International Equity Fund, Capital Growth Fund, Balanced Fund, Value Fund, Growth Fund and Star Advisers Fund; and $0.70 for the Growth Opportunities Fund.

         In addition, during the fiscal year ended 1995, New England Funds, L.P. received legal and accounting services fees paid by the Growth Fund, Balanced Fund, Value Fund, Bond Income Fund, Municipal Income Fund, Government Securities Fund, International Equity Fund, Capital Growth Fund and Star Advisers Funds in the amounts of $50,428, $48,931, $48,646, $54,147, $49,949, $51,179, $49,556,
$48,113 and $51,811, respectively.

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                      PORTFOLIO TRANSACTIONS AND BROKERAGE

--------------------------------------------------------------------------------

         All Funds (except segments of the Star Advisers Fund advised by Berger and Janus Capital). In placing orders for the purchase and sale of portfolio securities for each Fund, Back Bay Advisors, CGM, Draycott, Founders, Westpeak and Loomis Sayles always seek the best price and execution. Some of each Fund's portfolio transactions are placed with brokers and dealers who provide Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles. The services may also be used by Back Bay Advisors, CGM, Draycott, Founders, Westpeak or Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

         In placing orders for the purchase and sale of equity securities, each Fund's adviser or subadviser selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. No Fund will pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

         Star Advisers Fund (segment advised by Berger). Berger places portfolio transactions for its segment of the Star Advisers Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, Berger may place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission then being charged by another broker where such commission is the result of Berger having reasonably taken into account the quality and reliability of the brokerage services, including, without limitation, the availability and value of research services or execution services. Berger places portfolio brokerage business of its segment of the Star Advisers Fund with brokers who provide useful research services to Berger. Such research services typically consist of studies made by investment analysts or economists relating either to the past record of and future outlook for companies and the industries in which they operate, or to national and worldwide economic conditions, monetary conditions and trends in investors' sentiment, and the relationship of these factors to the securities market. In addition, such analysts may be available for regular consultation so that Berger may be apprised of current developments in the above-mentioned factors. The research services received from brokers are often helpful to Berger in performing its investment advisory responsibilities to its segment of the Star Advisers Fund, but they are not essential, and the availability of such services from brokers does not reduce the responsibility of Berger advisory personnel to analyze and evaluate the securities in which its segment of the Star Advisers Fund invests. The research services obtained as a result of the Fund's brokerage business also will be useful to Berger in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by Berger in rendering investment advice to its segment of the Star Advisers Fund. Although such research services may be deemed to be of value to Berger, they are not expected to decrease the expenses that Berger would otherwise incur in performing investment advisory services for its segment of the Star Advisers Fund nor will the subadvisory fees that are received by Berger from NEFM for providing services to the Fund be reduced as result of the availability of such research services from brokers.

         Star Advisers Fund (segment advised by Janus Capital). Decisions as to the assignment of portfolio business for the segment of the Star Advisers Fund's portfolio advised by Janus Capital and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable securities price) of all portfolio transactions. In placing portfolio transactions for its segment of the Star Advisers Fund's portfolio, Janus Capital may agree to pay brokerage commissions for effecting a securities transaction, in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

         In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the securities being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writing, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.

         Janus Capital may use research products and services in servicing other accounts in addition to the Star Advisers Fund. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

         Janus Capital may also consider sales of shares of mutual funds advised by Janus Capital by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase shares of such funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Star Advisers Fund. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

General

         Portfolio turnover is not a limiting factor with respect to investment decisions. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

         Subject to procedures adopted by the Board of Trustees of the Trusts, the Funds' brokerage transactions may be executed by brokers that are affiliated with NEIC or the Funds' advisers or subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act.

         The Bond Income, Government Securities and Municipal Income Funds and all the Funds of New England Funds Trust II may pay, but during their three most recent fiscal years have not paid, brokerage commissions to New England Securities for acting as the respective Fund's agent on purchases and sales of securities. SEC rules require that the commissions paid to New England Securities by a Fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The trustees of each Trust, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to New England Securities and will review these procedures periodically.

         Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts, such as New England Securities, may not serve as the Trusts' dealer in connection with such transactions.

         It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

--------------------------------------------------------------------------------

                DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES

--------------------------------------------------------------------------------

         New England Funds Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 7, 1985, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust has eleven separate portfolios. The Growth Fund currently offers one class of shares, the Municipal Income Fund currently offers two classes of shares, the Capital Growth, Strategic Income and Government Securities Funds and New England Star Worldwide Fund each currently offers three classes of shares and the Balanced, Value, International Equity, Star Advisers, Strategic Income and Bond Income Funds each currently offers four classes of shares. Until September 1986, the name of the Trust was "New England Life Government Securities Trust"; from September 1986 to April 1994, its name was "The New England Funds." Prior to January 5, 1996, the name of the Municipal Income Fund was "New England Tax Exempt Income Fund." The initial portfolio of the Trust (the Fund now called New England Government Securities Fund) commenced operations on September 16, 1985. The International Equity Fund commenced operations on May 22, 1992. The Capital Growth Fund was organized in 1992 and commenced operations on August 3, 1992. The Star Advisers Fund was organized in 1994 and commenced operations on July 7, 1994. The Strategic Income Fund was organized in 1995 and commenced operations on May 1, 1995. New England Star Worldwide Fund was organized in 1995 and commenced operations on December 29, 1995. The remaining Funds in the Trust are successors to the following corporations which commenced operations in the years indicated:

                        Corporation                     Date of Commencement
                        -----------                     --------------------
    NEL Growth Fund, Inc.                                       1968
    NEL Retirement Equity Fund, Inc.*                           1969
    NEL Equity Fund, Inc.**                                     1968
    NEL Income Fund, Inc.***                                    1973
    NEL Tax Exempt Bond Fund, Inc.****                          1976

         *  Predecessor of the Value Fund
        **  Predecessor of the Balanced Fund
       ***  Predecessor of the Bond Income Fund
      ****  Predecessor of the Municipal Income Fund

         New England Funds Trust II is organized as a Massachusetts business trust pursuant to a Declaration of Trust dated May 6, 1931, as amended, and consisted of a single investment portfolio (now the Growth Opportunities Fund) until January 1989, when the Trust was reorganized as a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust has eight separate portfolios. The High Income, Massachusetts, California and New York Funds each currently offers two classes of shares, the Adjustable Rate U.S. Government Fund and Growth Fund of Israel each currently offers three classes of shares and the Growth Opportunities and Limited Term U.S. Government Funds each currently offers four classes of shares. Until December 1988, the name of the Trust was "Investment Trust of Boston"; from December 1988 until April 1992, its name was "Investment Trust of Boston Funds"; from April 1992 until April 1994, its name was "TNE Funds Trust." The High Income Fund and the Massachusetts Fund are successors to separate investment companies that were organized in 1983 and 1984, respectively, and reorganized as series of the Trust in January 1989. The Limited Term U.S. Government Fund was organized in 1988 and commenced operations in January 1989. The Adjustable Rate Fund was organized in 1991 and commenced operations on October 18 of that year. The California and New York Funds were organized in 1993 and commenced operations on April 23 of that year. Growth Fund of Israel was organized in 1995 and commenced operations on March 15, 1996.

         The Declarations of Trust of New England Funds Trust I and New England Funds Trust II currently permit each Trust's trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declarations of Trust further permit each Trust's trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the trustees may determine. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declarations of Trust also permit the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

         The shares of all the Funds (except as noted in the first two paragraphs of this section) are divided into four classes, Class A, Class B, Class C and Class Y. Each Fund offers such classes of shares as set forth in such Fund's Prospectus. Class Y shares are available for purchase only by certain eligible institutional investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund [excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")] are borne by its Class A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares.

         The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of the relevant trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

         The Declarations of Trust also permit each Trust's trustees, without shareholder approval, to subdivide any series or class of shares or fund into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. While the trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

         The Declarations of Trust provide for the perpetual existence of the Trusts. Either Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. While each Declaration of Trust further provides that the board of trustees may also terminate the relevant Trust upon written notice to its shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

Voting Rights

         As summarized in the Prospectuses, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

         The Declarations of Trust provide that on any matter submitted to a vote of all shareholders of a Trust, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

         There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

         Upon written request by the holders of shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

         Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

         No amendment may be made to a Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the relevant Trust except (i) to change the Trust's or a Fund's name or to cure technical problems in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

Shareholder and Trustee Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

         The Declarations of Trust further provide that the relevant board of trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust.

         Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

--------------------------------------------------------------------------------

                                HOW TO BUY SHARES

--------------------------------------------------------------------------------

         The procedures for purchasing shares of the Funds are summarized in the Prospectus. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

         For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the fifth business day after the order is made.

         Shares may also be purchased either in writing, by phone or, in the case of Class A, B and C shares, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectuses through firms that are members of the National Association of Securities Dealers, Inc. and that have selling agreements with New England Funds, L.P.

         New England Funds, L.P. may at its discretion accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by New England Funds, L.P. within five business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through New England Funds, L.P. or your investment dealer.

--------------------------------------------------------------------------------

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

--------------------------------------------------------------------------------

         The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

         The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange is open for trading. The weekdays that the New York Stock Exchange is expected to be closed are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker. Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. Government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the board of trustees, although the actual calculations may be made by persons acting pursuant to the direction of the board.

         Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the New York Stock Exchange. Securities traded on a non-U.S. exchange will be valued at their last sale price (or the last reported bid price, if there is no reported sale during the day), on the exchange on which they principally trade, as of the close of regular trading on such exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the New York Stock Exchange, which events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees.

         Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the Untied States on days and at times other than when the New York Stock Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

         The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by New England Funds, L.P. or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus. The public offering price of a Class B, C or Y share of a Fund is the next-determined net asset value.

--------------------------------------------------------------------------------

                              REDUCED SALES CHARGES

                               Class A Shares Only

--------------------------------------------------------------------------------

         Special purchase plans are enumerated in the text of the Prospectus.

         Cumulative Purchase Discount. A Fund shareholder making an additional purchase of Class A shares may be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "Buying Fund Shares -- Sales Charges" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of both Trusts held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund (other than the Growth Fund), the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

         Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors which reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

         A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order at New England Funds, L.P., or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches New England Funds, L.P. within five business days.

         A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the Letter effective date, the account will be credited with Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective date of the Letter based on the "public offering price computed on such date."

         The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

         State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

         Combining Purchases. Purchases of all series and classes of the Trusts by or for an investor, the investor's spouse, parents, children, siblings, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in either Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan.

         Combining with Other Series and Classes of the Trusts. A shareholder's total investment for purposes of the cumulative purchase discount and purchases under a Letter of Intent includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which includes shares of New England Cash Management Trust and New England Tax Exempt Money Market Trust [the "Money Market Funds"] unless such shares were purchased by exchanging shares of either of the Trusts). Shares owned by persons described in the preceding paragraph may also be included.

         Unit Holders of Unit Investment Trusts. Unit investment trust distributions may be invested in Class A shares of any Fund at a reduced sales charge of 1.50% of the public offering price (or 1.52% of the net amount invested); for large purchases on which a sales charge of less than 1.50% would ordinarily apply, such lower charge also applies to investments of unit investment trust distributions.

         Clients of Advisers or Subadvisers. No sales charge or contingent deferred sales charge applies to investments of $100,000 or more in Class A shares of the Funds by (1) clients of an adviser or subadviser to the Funds; any director, officer or partner of a client of an adviser or subadviser to the Funds; and the spouse, parents, children, siblings, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to the Funds if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to the Funds. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

         Offering to Employees of The New England and Associated Entities. There is no sales charge, CDSC or initial investment minimum related to investments in Class A shares of any Fund by certain current and retired employees of the Trusts' investment advisers or subadvisers, New England Funds, L.P., The New England or any other company affiliated with The New England; current and former directors and trustees of the Trusts, The New England or their predecessor companies; agents and general agents of The New England and its insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker-dealers that have selling arrangements with New England Funds, L.P.; the spouse, parents, children, siblings, grandparents or grandchildren of the persons listed above; any trust, pension, profit sharing or other benefit plan for any of the foregoing persons; and any separate account of The New England or of any insurance company affiliated with The New England.

         Eligible Governmental Authorities. There is no sales charge or contingent deferred sales charge related to investments in Class A shares of any Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

         Investment Advisory Accounts. Shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

         Certain Broker-Dealers and Financial Services Organizations. Shares of any Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may receive compensation, in an amount of up to 0.35% annually of the average value of the Fund shares held by their customers. This compensation may be paid by NEFM and/or a Fund's subadviser out of their own assets, or may be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

         Shareholders of Reich and Tang Government Securities Trust. Shareholders of Reich and Tang Government Securities Trust may exchange their shares of that fund for Class A shares of the Funds at net asset value and without imposition of a sales charge.

The reduction or elimination of the sales charge in connection with sales described above reflects the absence or reduction of sales expenses associated with such sales.

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                              SHAREHOLDER SERVICES

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Open Accounts

         A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record.
New England Funds, L.P. may charge a fee for providing duplicate information.

         The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

         The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Class A, B and C Shares)

         Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing New England Funds, L.P. to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to New England Funds, L.P. for investment in the Fund. A plan may be opened with an initial investment of $50 or more and thereafter regular monthly checks of $50 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application must be completed to open an automatic investment plan. An application may be found in the Prospectus or may be obtained by calling New England Funds, L.P. at 1-800-225-5478 or your investment dealer.

         This program is voluntary and may be terminated at any time by New England Funds, L.P. upon notice to existing plan participants.

         The Investment Builder Program plan may be discontinued at any time by the investor by written notice to New England Funds, L.P., which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to you at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans Offering Tax Benefits (Class A, B and C Shares)

         The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

         The reduced minimum initial investment available to retirement plans offering tax benefits is referred to in the Prospectus. For these plans, initial and subsequent investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans, IRAs and Keogh plans and $50 for subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for 401(k), SARSEP, 403(b) and certain other retirement plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). Plan documents and further information can be obtained from New England Funds, L.P.

         An investor should consult a competent tax or other adviser as to the suitability of a Fund's shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

         Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Class A, B and C Shares)

         An investor owning a Fund's shares having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or New England Funds, L.P.

         A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

         In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to a redemption pursuant to the Plan.

         All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

         Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and New England Funds, L.P. make no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan.

         It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Systematic Withdrawal Plan. Accordingly, the Funds and New England Funds, L.P. do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments.

         Because of statutory restrictions this plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Exchange Privilege

         A shareholder may exchange the shares of any Fund (in the case of Class A shares of the Adjustable Rate and California and New York Funds, only if such shares have been held for at least six months) for shares of the same class of any other fund of the Trusts (subject to the investor eligibility requirements of the fund into which the exchange is being made) on the basis of relative net asset values at the time of the exchange without any sales charge. When an exchange is made from the Class B shares of one Fund to the Class B shares of another Fund, the shares received in exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and the conversion date. If you own Class A and Class B shares, you may also elect to exchange your shares of any fund of the Trusts for shares of the same class of the Money Market Funds. Class C shares may also be exchanged for Class A shares of the Money Market Funds. On all exchanges of Class A shares subject to a CDSC and Class B shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC and, for Class B shares only, conversion to Class A shares. The aging resumes only when an exchange is made back into Class B shares of a fund of the Trusts. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds or for Class A shares of the Money Market Funds. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts are different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to New England Funds, L.P. at 1-800-225-5478 or (2) a written exchange request to New England Funds, P.O. Box 8551, Boston, MA 02266-8551. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected.

The investment objectives of the funds in the Trusts and the Money Market Funds are as follows:

STOCK FUNDS:

         NEW ENGLAND GROWTH FUND seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

         NEW ENGLAND CAPITAL GROWTH FUND seeks long-term growth of capital.

         NEW ENGLAND VALUE FUND seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.

         NEW ENGLAND BALANCED FUND seeks a reasonable long-term investment return from a combination of long-tern capital appreciation and moderate current income.

         NEW ENGLAND GROWTH OPPORTUNITIES FUND seeks opportunities for long-term growth of capital and income.

         NEW ENGLAND INTERNATIONAL EQUITY FUND seeks total return from long-term growth of capital and dividend income primarily through investment in a diversified portfolio of marketable international equity securities.

         NEW ENGLAND STAR ADVISERS FUND seeks long-term growth of capital.

         NEW ENGLAND STAR WORLDWIDE FUND seeks long-term growth of capital.

         GROWTH FUND OF ISRAEL seeks long-term growth of capital.

BOND FUNDS:

         NEW ENGLAND GOVERNMENT SECURITIES FUND seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities and engaging in transactions involving related options, futures and options on futures.

         NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND seeks a high current return consistent with preservation of capital.

         NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND seeks a high level of current income consistent with low volatility of principal.

         NEW ENGLAND STRATEGIC INCOME FUND seeks high current income with a secondary objective of capital growth.

         NEW ENGLAND BOND INCOME FUND seeks a high level of current income consistent with what the Fund considers reasonable risk. The Bond Income Fund invests primarily in corporate and U.S. Government bonds.

         NEW ENGLAND HIGH INCOME FUND seeks high current income plus the opportunity for capital appreciation to produce a high total return.

         NEW ENGLAND MUNICIPAL INCOME FUND seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Municipal Income Fund invests primarily in debt securities of municipal issuers, the interest of which is exempt from federal income tax but may be subject to the federal alternative minimum tax, and may engage in transactions in financial futures contracts and options on futures.

         NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND seeks as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as Back Bay Advisors, the Fund's subadviser, believes is consistent with preservation of capital.

         NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA seeks as high a level of current income exempt from federal income tax and its state personal income tax as is consistent with preservation of capital.

         NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK seeks as high a level of current income exempt from federal income tax and its state personal income tax and New York City personal income tax as is consistent with preservation of capital.

MONEY MARKET FUNDS:

NEW ENGLAND CASH MANAGEMENT TRUST -

         Money Market Series -- maximum current income consistent with preservation of capital and liquidity.

         U.S. Government Series -- highest current income consistent with preservation of capital and liquidity.

NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST -- current income exempt from federal income taxes consistent with preservation of capital and liquidity.

         As of April 15, 1996, the net assets of the funds in the Trusts and the Money Market Funds totaled over $5 billion.

         An exchange constitutes a sale of shares for federal income tax purposes in which the investor may realize a long- or short-term capital gain or loss.

Automatic Exchange Plan (Class A, B and C Shares)

         As described in the Prospectus following the caption "Owning Fund Shares," a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other funds in the Trusts. Registration on all accounts must be identical. The exchanges are made on the 15th of each month or the first business day thereafter if the 15th is not a business day until the account is exhausted or until New England Funds, L.P. is notified in writing to terminate the plan. Exchanges may be made in amounts of $500 or over ($1000 for spousal IRAs). The Service Options Form is available from New England Funds, L.P. or your financial representative to establish an Automatic Exchange Plan.

--------------------------------------------------------------------------------

                                   REDEMPTIONS

--------------------------------------------------------------------------------

         The procedures for redemption of shares of a Fund are summarized in the Prospectus. As described in the Prospectus, a CDSC may be imposed on certain purchases of Class A shares and on purchases of Class B shares. For purposes of the CDSC, an exchange of shares from one Fund to another series of the Trusts is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class B shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over five years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the five-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

         To illustrate, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3% (the applicable rate in the second year after purchase).

         Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

         If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 1-800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the New York Stock Exchange. Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted and a new request on a later day will be necessary. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request.

         In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, available from your investment dealer. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be sent. Any change in the bank account so designated may be made by furnishing to your investment dealer a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

         The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited less than fifteen days prior to the redemption request (unless the Fund is aware that the check has cleared).

         The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not be exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

         The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

         The CDSC may also by waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

         A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of New England Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

         The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind if the relevant Trust's board of trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the relevant Trust at the beginning of such period. The Funds do not currently intend to impose any redemption charge (other than the CDSC imposed by the Funds' distributor), although they reserve the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

Reinstatement Privilege (Class A shares only)

         The Prospectuses describe redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

         Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

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                          STANDARD PERFORMANCE MEASURES

--------------------------------------------------------------------------------

Calculations of Yield

         Each Fund (except the Growth, Value, Growth Opportunities, Star Advisers, International Equity and Capital Growth Funds) may advertise the yield of its Class A, Class B, Class C and Class Y shares. Yield for each class will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund.

         The Municipal Income Fund, the Massachusetts Fund and the California and New York Funds each may also advertise a taxable equivalent yield, calculated as described above except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of the Fund plus (ii) the tax exempt income of the Fund divided by the difference between 1 and the effective federal (or combined federal and state) income tax rate for taxpayers in that tax bracket.

         At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

         Calculation of Total Return. Total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. The formula for total return used by the Funds is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a Fund.

Performance Comparisons

         Yield and Total Return. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Class A, Class B and Class C shares. The Funds may from time to time include their yield and total return in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having similar investment objectives.

         Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

         The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The Salomon Brothers World Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

         The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

         The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rated agency.

         The Lehman Brothers Municipal Bond Index is a composite measure of the total return performance of the municipal bond market. This index is computed from prices on approximate 1800 bonds.

         The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

         The Merrill Lynch High Yield Index includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below), and the First Boston High Yield Index includes over 350 issues and represents all public debt greater than $100 million (original issuance and rated BBB/BB and below).

         The Salomon Brothers Broad Investment Grade Bond Index is a price composite of a broad range of institutionally based U.S. Government mortgage-backed and corporate debt securities of investment outstanding of at least $1 million and with a remaining period to maturity of at least one year.

         The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

         Lipper Analytical Services, Inc. is an independent service that monitors the performance of over 1,300 mutual funds, and calculates total return for the funds grouped by investment objective.

         The Morgan Stanley Capital International Europe, Australia and Far East (Gross Domestic Product) Index (the "EAFE Index") is a market-value weighted and unmanaged index of common stocks traded outside the U.S. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE Index according to their relative market value (market price per share times the number of shares outstanding).

         The Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE [GDP] Index") is a market-value weighted and unmanaged index of common stocks traded outside the U.S. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE (GDP) Index according to their relative market values. The relative market value of each country is further weighted with reference to the country's relative gross domestic product.

         The International Equity Fund may compare its performance to the Salomon-Russell Broad Market Index Global X-US and to universes of similarly managed investment pools compiled by Frank Russell Company and Intersec Research Corporation.

         From time to time, the Adjustable Rate Fund advertisements and other materials and communications may cite statistics to reflect the Fund's performance over time, utilizing comparisons to indexes including those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indexes include the one-, three-, five-, ten- and 30-year constant maturity Treasury rates, the three-month and 180-day Treasury bill rate, rates on longer-term Treasury certificates, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime lending rate of one or several banks, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

         The current interest rate on many FNMA ARMs is set by reference to the 11th District Cost of Funds Index published monthly by the Federal Reserve. Since June 1987, the current interest rate on these ARMs, measured on a monthly basis, has been higher than the average yield of taxable money market funds represented by Donoghue's Taxable Money Fund Average and current rates on newly issued one year bank certificates of deposit. The interest rates on other ARMs and the yield on the Adjustable Rate Fund's portfolio may be higher or lower than the interest rates on FNMA ARMs and there is also no assurance that historical yield relationships among different types of investments will continue.

         Advertising and promotional materials may refer to the maturity and duration of the Bond Funds. Maturity refers to the period of time before a bond or other debt instrument becomes due. Duration is a commonly used measure of the price responsiveness of a fixed-income security to an interest rate change (i.e., the change in price one can expect from a given change in yield).

         Articles and releases, developed by the Funds and other parties, about the Funds regarding performance, rankings, statistics and analyses of the individual Funds' and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for New England Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in Appendix B to this Statement, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' advertising and promotional literature. Such advertising and promotional material may refer to NEIC, its structure, goals and objectives and the advisory subsidiaries of NEIC, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding NEIC, its advisory subsidiaries and their personnel. For additional information about the Funds' advertising and promotional literature, see Appendix C.

         The Funds may enter into arrangements with banks exempted from registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to New England Funds and New England Funds, L.P. as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

         The Funds may use the accumulation charts below in their advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

                                 INVESTMENTS AT 8% RATE OF RETURN

              5 YRS.           10             15              20               25              30
             --------       --------      ---------        ---------       ---------        ---------
$  50           3,698          9,208         17,417           29,647          47,868           75,015
   75           5,548         13,812         26,126           44,471          71,802          112,522
  100           7,396         18,417         34,835           59,295          95,737          150,029
  150          11,095         27,625         52,252           88,942         143,605          225,044
  200          14,793         36,833         69,669          118,589         191,473          300,059
  500          36,983         92,083        174,173          296,474         478,683          750,148

                                 INVESTMENTS AT 10% RATE OF RETURN

              5 YRS.           10             15              20               25              30
             --------       --------      ---------        ---------       ---------        ---------
$  50           3,904          10,328         20,896           38,285          66,895         113,966
   75           5,856          15,491         31,344           57,427         100,342         170,949
  100           7,808          20,655         41,792           76,570         133,789         227,933
  150          11,712          30,983         62,689          114,855         200,684         341,899
  200          15,616          41,310         83,585          153,139         267,578         455,865
  500          39,041         103,276        208,962          382,848         668,945       1,139,663

         The Funds' advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the New England Funds. The Funds' advertising and sales literature may include historical and current performance and total returns of investment alternatives to the New England Funds. For example, the Adjustable Rate Fund's advertising and sales literature may include the historical and current performance and total returns of bank certificates of deposits, bank and mutual fund money market accounts and other income investments; and the advertising and sales literature of any of the New England Funds, but particularly that of Growth Fund of Israel, New England Star Worldwide Fund and New England International Equity Fund, may discuss all of the above international developments, including but not limited to, international developments involving Europe, North and South America, Asia, the Middle East and Africa, as well as events and issues affecting specific countries that directly or indirectly may have had consequences for the New England Funds or may have influenced past performance or may influence current or prospective performance of the New England Funds. Articles, releases, advertising and literature may discuss the range of services offered by the Trusts and New England Funds, L.P., as distributor and transfer agent of the Funds, with respect to investing in shares of the Funds and customer service. Such materials may discuss the multiple classes of shares available through the Trusts and their features and benefits, including the details of the pricing structure.

         New England Funds, L.P. will make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and raters including, but not limited to Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and New England Funds, L.P.'s selection including, but not limited to, the scores and categories in which New England Funds, L.P. excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom New England Funds, L.P. competed for the award, honor or citation.

         New England Funds, L.P. may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of New England Funds, L.P.

         Advertising and sales literature may also refer to the beta coefficient of the New England Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the New England Funds may be compared to the beta coefficients of other funds.

         The Funds may enter into arrangements with banks exempted from registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to New England Funds and New England Funds, L.P. as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

         In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Funds' prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

--------------------------------------------------------------------------------

           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

--------------------------------------------------------------------------------

         As described in the Funds' Prospectuses, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

         Income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to New England Funds. In order for a change to be in effect for any dividend or distribution, it must be received by New England Funds on or before the record date for such dividend or distribution.

         As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

         Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund (other than "exempt-interest dividends" paid by the Municipal Income, Massachusetts, New York and California Funds, as described in the relevant Prospectuses) whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares.

         Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes.

         The International Equity Fund may be eligible to make and, if eligible, may make an election under Section 853 of the Code so that its shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limit the amount of foreign tax that may be used to reduce a shareholder's U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction in respect of income taxes paid to foreign countries may be claimed by shareholders who do not itemize deductions on their federal income tax returns. The Fund will notify shareholders each year of the amount for dividends and distributions and the shareholder's pro rata share of qualified taxes paid by the Fund to foreign countries.

         Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

         The International Fund may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, the Fund has elected to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. As a result, the Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders in or order to avoid any Fund-level tax.

         Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

         Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

         The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

         The financial statements of New England Funds Trust I and New England Funds Trust II and the related reports of independent accountants included in their annual reports for the year ended December 31, 1995 are incorporated herein by reference.

                                   APPENDIX A
                           DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S CORPORATION

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, if fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default of there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.   An application for rating was not received or accepted.
     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
     3.   There is a lack of essential data pertaining to the issue or issuer.
     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is not longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

                                   APPENDIX B
                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates
Adam Smith's Money World
America On Line
Anchorage Daily News
Atlanta Constitution
Atlanta Journal
Arizona Republic
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's
Bergen County Record (NJ)
Bloomberg Business News
B'nai B'rith Jewish Monthly
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Fee Adviser
Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Lear's
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UPI
US News and World Report
USA Today
USA TV Network
Value Line
Wall St. Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine
WRKO

                                   APPENDIX C
                     ADVERTISING AND PROMOTIONAL LITERATURE

         References may be included in New England Funds' advertising and promotional literature to NEIC and its affiliates that perform advisory and subadvisory functions for New England Funds including, but not limited to: Back Bay Advisors, Harris Associates L.P., Loomis Sayles, CGM and Westpeak.

         References may be included in New England Funds' advertising and promotional literature to NEIC affiliates that do not perform advisory or subadvisory functions for the Funds including, but not limited to, New England Investment Associates, L. P., Copley Real Estate Advisors, L.P., Marlborough Capital Advisors, L.P., Reich & Tang Capital Management and Reich and Tang Mutual Funds Group.

         References to subadvisers unaffiliated with NEIC that perform subadvisory functions on behalf of New England Funds may be contained in New England Funds' advertising and promotional literature including, but not limited to, Berger, Draycott, Janus Capital, Founders and Montgomery Asset Management, L.P.

         New England Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about the above entities:

* Specific and general investment emphasis, specialties, competencies, operations and functions

* Specific and general investment philosophies, strategies, processes and techniques

* Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

* The corporate histories, founding dates and names of founders of the entities

*    Awards, honors and recognition given to the firms

*    The names of those with ownership interest and the percentage of ownership

* Current capitalization, levels of profitability and other financial information

* Identification of portfolio managers, researchers, economists, principals and other staff members and employees

* The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

* Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

*    Current and historical statistics about:

      -total dollar amount of assets managed
      -New England Funds' assets managed in total and by Fund
      -the growth of assets
      -asset types managed
      -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
      -the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or the subadviser

* Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than New England Funds, and those families of funds, other than New England Funds, including, but not limited to, Star Advisers Fund portfolio manager Rodney L. Linafelter of Berger and Berger Funds who also serves as portfolio manager of the Berger 100 Fund and Berger Growth and Income Fund; Star Advisers Fund portfolio manager Warren B. Lammert of Janus Capital and Janus Funds, who also serves as portfolio manager of Janus Mercury Fund, and New England Star Worldwide Fund (the "Star Worldwide Fund") portfolio manager Helen Young Hayes, also of Janus Capital and Janus Funds, who serves as portfolio manager of the Janus Worldwide Fund, IDEX II Series Fund - IDEX II Global Portfolio and Janus Aspen Series - Worldwide Growth Portfolio; Star Worldwide Fund portfolio managers Josephine S. Jimenez and Bryan L. Sudweeks of Montgomery Asset Management, L.P., who also serve as portfolio managers of Montgomery Emerging Markets Fund; Star Advisers Fund portfolio manager Edward F. Keely and Star Worldwide Fund portfolio manager Michael W. Gerding of Founders and Founders Funds, who also serve as portfolio manager of Founders Growth Fund and Founders Worldwide Growth Fund, respectively; and Star Advisers Fund portfolio managers Jeffrey C. Petherick and Mary Champagne of Loomis Sayles and Loomis Sayles Funds, who also serve as portfolio managers of the Loomis Sayles Small Cap Fund. Specific and general references may be made to the Loomis Sayles Funds, the Loomis Sayles Bond Fund and Daniel Fuss, who serves as portfolio manager of the Strategic Income Fund and the Loomis Sayles Bond Fund; and Star Worldwide Fund portfolio manager Robert J. Sanborn and Star Worldwide Fund and Growth Fund of Israel portfolio manager David G. Herro of Harris Associates L.P. and Oakmark Funds, who also serve as portfolio managers of The Oakmark Fund and The Oakmark International Fund, respectively. Any such references will indicate that New England Funds and other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Funds and other funds managers by the Funds' advisers and subadvisers, including, but not limited to those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.

         In addition, communications and materials developed by New England Funds will make reference to the following information about NEIC and its affiliates:

         NEIC is the fifth largest publicly traded manager in the U.S. listed on the New York Stock Exchange. NEIC maintains over $81 billion in assets under management. Clients serviced by NEIC and its affiliates, besides New England Funds, are wealthy individuals, major corporations and large institutions.

         Back Bay Advisors employs a conservative style of management emphasizing short and intermediate term securities to reduce volatility, adds value through careful continuous credit analysis and has expertise in government, corporate and tax-free municipal bonds and equity securities. Among its clients are Boston City Retirement System, Public Service Electric and Gas of New Jersey, Petrolite Corp. and General Mills.

         Draycott specializes in international stocks and tracks key world markets and economic trends from offices in London and Boston. Its investment approach is based on concentration on "blue chip" companies in stable, growing economies and is guided by independent, non-consensus thinking. It monitors country weightings with strict attention to risk control to promote long-term returns.

         CGM seeks to deliver exceptional growth for its clients through the selection of stocks with the potential to outperform the market and grow at a faster rate than the U.S. economy. Among its approaches are pursuit of growth 50% above the S&P 500, prompt responses to changes in the market or economy and aggressive, highly concentrated portfolios.

         Loomis Sayles is one of the oldest and largest investment firms in the U.S. and has provided investment counseling to individuals and institutions since 1926. Characteristic of Loomis Sayles is that it has one of the largest staffs of research analysts in the industry, practices strict buy and sell disciplines and focuses on sound value in stock and bond selection. Among its clients are large corporations such as Chrysler, Mobil Oil and Revlon.

         Westpeak employs proprietary research and a disciplined stock selection process that seeks rigorously to control unnecessary risk. Its investment process is designed to evaluate when value and growth styles - two primary approaches to stock investing - hold potential for reward. Over seventy fundamental attributes are continuously analyzed by Westpeak's experienced analysts and sophisticated computer systems. The results are assessed against Wall Street's consensus thinking, in pursuit of returns in excess of appropriate benchmarks. The value/growth strategy is a unique blend of investment styles, seeking opportunities for increased return with reduced risk. Among the keys to Westpeak's investment process are continuous review of timely, accurate data on over 3600 companies, analysis of dozens of factors for excess return potential and identification of overvalued and undervalued stocks.

         Harris Associates L.P. is a Chicago-based investment management company with more than $7.6 billion in assets under management, comprised of the $4 billion Oakmark Fund Group and $3.6 billion in individual and institutional assets. Harris Associates L.P.'s investment philosophy is predicated on the belief that over time market price and value converge and that investment in securities prices significantly below long-term value presents the best opportunity to achieve long-term growth of capital.

         On June 30, 1995, NEIC purchased the assets of Graystone Partners, L.P. ("Graystone"), a Chicago-based consulting firm focusing exclusively on working with the wealthiest families in the country. Founded in 1993, Graystone specializes in assisting high net worth families in developing asset allocation strategies, identifying appropriate portfolio managers and the monitoring of investment performance.


         Vaughan, Nelson, Scarborough & McConnell L.P. ("VNSM") is a Houston-based investment management firm focusing on institutional and high net worth clients, approximately half of which are foundations and endowments. Founded in 1970, VNSM manages equity, fixed income and balanced portfolios and focuses on strong fundamental research, solid investment performance and excellent client service.

         Financial Adviser Services ("FAS"), a division of NEIC, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to NEIC affiliated fund groups including: New England Funds, Loomis Sayles Funds, Oakmark Funds and Reich & Tang Funds.

         FAS will provide marketing support to NEIC affiliated fund groups targeting financial advisers, financial intermediaries and institutional clients who may transact purchases and other fund related business directly with these fund groups. Communications will contain information including, but not limited to: descriptions of clients and the marketplaces to which it directs its efforts; the mission and goals of FAS and the types of services it provides which may include: seminars; its 1-800 number, web site, Internet or other electronic facilities; qualitative information about the funds' investment methodologies; information about specific strategies and management techniques; performance data and features of the funds; institutional oriented research and portfolio manager insight and commentary. Additional information contained in advertising and promotional literature may include: rankings and ratings of the funds including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', Fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; commentary about the advisers, their funds and their personnel from third party sources including newspapers, magazines, periodicals, radio, television or other electronic media.


         References may be included in New England Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

* Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom New England Funds may or may not have a relationship.

* Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the New England Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

* Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including but not limited to, statistics, detailed explanations or broad summaries of:

      -past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans
      -information about the history, status and future trends of Social
       Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs
      -current and prospective ERISA regulation and requirements.

* Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the New England Funds 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

      -increased employee retention
      -reinforcement or creation of morale
      -deductibility of contributions for participants
      -deductibility of expenses for employers
      -tax deferred growth, including illustrations and charts
      -loan features and exchanges among accounts
      -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

* Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, New England Funds and investing in its 401(k) and retirement plans, including but not limited to:

      -the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena
      -broad choice of investment options and competitive fees
      -plan sponsor and participant statements and notices
      -the plan prototype, summary descriptions and board resolutions
      -plan design and customized proposals
      -trusteeship, record keeping and administration
      -the services of State Street Bank, including but not limited to, trustee services and tax reporting
      -the services of DST and BFDS, including but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements
      -the services of Trust Consultants Inc. (TCI), including but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

* Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

      -access to expertise on investments
      -assistance in interpreting past, present and future market trends and economic events
      -providing information to clients including participants during enrollment and on an ongoing basis after participation
      -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                                   APPENDIX D

               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
        MUNICIPAL INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

                                                                 PERCENTAGE
                                                                   OF NET
         SECURITY                                                  ASSETS
         --------                                                  ------
         Preferred Stock ...................................           0%
         Short-term Obligations and Other Assets ...........           0%
         Debt-- Unrated ....................................           0%
         Debt-- Standard and Poor's Rating
                  AAA ......................................        16.0%
                  AA .......................................         9.8%
                  A ........................................         9.9%
                  BBB.......................................        50.6%
                  BB........................................        13.7%
                  B.........................................           0%
                  CCC.......................................           0%
                  C/D.......................................           0%

The chart above indicates the composition of the Municipal Income Fund for the fiscal year ended December 31, 1995, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Municipal Income Fund's net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.

                                   APPENDIX D

               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
          BOND INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

                                                                 PERCENTAGE
                                                                   OF NET
         SECURITY                                                  ASSETS
         --------                                                  ------
         Preferred Stock ...................................         0%
         Short-term Obligations and Other Assets ...........         0%
         Debt-- Unrated ....................................         0%
         Debt-- Standard and Poor's Rating
                  AAA ......................................        35%
                  AA .......................................        15%
                  A ........................................        15%
                  BBB.......................................        17%
                  BB........................................        18%
                  B.........................................         0%
                  CCC.......................................         0%
                  C/D.......................................         0%

The chart above indicates the composition of the Bond Income Fund for the fiscal year ended December 31, 1995, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Bond Income Fund's net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.

                                   APPENDIX D

               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
           CALIFORNIA FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

                                                                 PERCENTAGE
                                                                   OF NET
         SECURITY                                                  ASSETS
         --------                                                  ------
         Preferred Stock ...................................         0%
         Short-term Obligations and Other Assets ...........         0%
         Debt-- Unrated ....................................         0%
         Debt-- Standard and Poor's Rating
                  AAA ......................................      32.3%
                  AA .......................................      10.7%
                  A ........................................      22.7%
                  BBB.......................................      29.0%
                  BB........................................       5.3%
                  B.........................................         0%
                  CCC.......................................         0%
                  C/D.......................................         0%

The chart above indicates the composition of the California Fund for the fiscal year ended December 31, 1995, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the California Fund's net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.